Exhibit 99.2

SUPPLEMENTAL INFORMATION      ||     PERIOD ENDED SEPTEMBER 30, 2020

INTRODUCTION

Overview

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed REIT that is principally engaged in the acquisition, ownership, development, redevelopment, management, and leasing of diversified retail and mixed-use real estate throughout the United States.

As of September 30, 2020, the Company’s portfolio consisted of interests in 195 properties totaling approximately 30.4 million square feet of gross leasable area, including 166 wholly owned properties totaling approximately 25.7 million square feet of GLA across 44 states and Puerto Rico (the “Wholly Owned Properties”), and interests in 29 properties totaling approximately 4.7 million square feet of GLA across 14 states that are owned in unconsolidated entities (the “Unconsolidated Properties”).

The Company’s primary objective is to create value for its shareholders through the re-leasing and redevelopment of the majority of its Wholly Owned Properties and Unconsolidated Properties.  In doing so, the Company expects to meaningfully grow net operating income and diversify its tenant base while transforming its portfolio from one with a single-tenant orientation to one comprised predominately of first-class, multi-tenant shopping centers and larger-scale, mixed-use properties.  In order to achieve its objective, the Company intends to execute the following strategies:

•	Convert single-tenant buildings into multi-tenant properties at meaningfully higher rents;
•	Maximize the value of vast land holdings through retail and mixed-use densification;
•	Leverage existing and future joint venture relationships with leading landlords and financial partners; and
•	Maintain a flexible capital structure to support value creation activities.

Background

On June 11, 2015, Sears Holdings Corporation (“Sears Holdings”) effected a rights offering to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of (i) 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Acquired Properties”), and (ii) Sears Holdings’ 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (the “Acquired JV Properties”).  Concurrent with the acquisition, the Company leased back to Sears Holdings space at 224 of the Acquired Properties under a master lease agreement (the “Original Master Lease”) and space at all 31 Acquired JV Properties under multiple master lease agreements (the “Original JV Master Leases”).

The rights offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.  On July 7, 2015, the Company completed the transactions with Sears Holdings and commenced operations.  The Company did not have any operations prior to the completion of the rights offering and the transactions with Sears Holdings.

As of September 30, 2020, the Company leased space at five Wholly Owned Properties to Transform Holdco LLC (“Holdco”), an affiliate of ESL Investments, Inc. (“ESL”) and the successor to Sears Holdings, under a master lease (the “Holdco Master Lease”).

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

INTRODUCTION

COVID-19 Pandemic

The COVID-19 pandemic continues to have a significant impact on the retail, retail real estate and real estate development industries in the United States, including the Company’s properties.  As of October 30, 2020, approximately 95% of the Company’s in-place tenants (representing 97% of leased GLA and 94% of annual base rent (“ABR”)) were open and/or operating in some capacity and the Company continues to work with tenants to manage rent collections.

As of October 30, 2020, the Company had collected 86% of rental income for the three months ended September 30, 2020, and agreed to defer an additional 10%.  As of October 30, 2020, the Company had also collected 86% of October 2020 rental income, and agreed to defer an additional 8%.  While the Company intends to enforce its contractual rights under its leases, there can be no assurance that additional rental modification agreements will be reached or that tenants will meet their future obligations.

The Company continues to maintain a cautious approach as it responds to the evolving COVID-19 pandemic with an emphasis on managing its cash resources and preserving the value of its assets and its platform.  The Company expects to continue monetizing certain assets and selectively allocating capital to a priority set of assets and redevelopment opportunities, including its premier and larger-scale portfolio, suburban retail projects with near-term rent commencements and, potentially, other retail and non-retail projects.

As a result of the rapid development, fluidity and uncertainty surrounding this situation, the Company expects that these conditions will change, potentially significantly, in future periods and results for the three and nine months ended September 30, 2020 may not be indicative of the impact of the COVID-19 pandemic on the Company’s business for the fourth quarter of 2020 or for future periods.  As such, the Company cannot reasonably estimate the impact of COVID-19 on its financial condition, results of operations or cash flows over the foreseeable future.

ii

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED SEPTEMBER 30, 2020

iii

CONSOLIDATED FINANCIAL STATEMENTS

Company Contacts
Benjamin Schall	President and Chief Executive Officer	Kenneth Lombard	EVP and Chief Operating Officer
Brian Dickman	EVP and Chief Financial Officer	Mary Rottler	EVP, Leasing and Operations
Matthew Fernand	EVP and General Counsel	James Bry	EVP, Development and Construction
ir@seritage.com	Investor Relations and Communications	Andrew Galvin	EVP, Investments
646.277.1268

Summary Information

September 30, 2020

(in thousands, except per share and PSF amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Financial Results	2020	2019	2020	2019
Net loss attributable to Seritage common shareholders (page 3)	$(51,278)	$(12,103)	$(74,320)	$(38,423)
Total NOI (page 5)	5,979	14,661	29,111	53,584
FFO (page 7)	(19,898)	(2,389)	(64,842)	(13,734)
Company FFO (page 7)	(25,093)	(7,808)	(70,684)	(18,930)
Net loss per diluted share attributable to Seritage common shareholders (page 3)	$(1.33)	$(0.33)	$(1.95)	$(1.06)
FFO per diluted share (page 7)	(0.36)	(0.04)	(1.16)	(0.25)
Company FFO per diluted share (page 7)	(0.45)	(0.14)	(1.27)	(0.34)
Wtd. avg. diluted shares - EPS	38,645	36,829	38,172	36,268
Wtd. avg diluted shares - FFO/share	55,900	55,802	55,866	55,800
Stock trading price range	$9.24 to $15.97	$38.21 to $44.27	$6.49 to $40.50	$32.98 to $46.49

			As of	As of
Financial Ratios (page 4)			September 30, 2020	December 31, 2019
Total debt to total market capitalization			66.1%	41.0%
Net debt to total real estate investments			54.8%	52.2%

			As of	As of
Property Data (page 10)			September 30, 2020	December 31, 2019
Number of properties			195	212
Gross leasable area (total / at share)			30,433 / 28,025	33,371 / 31,046
Percentage leased (total / at share)			36.5% / 35.9%	42.6% / 42.9%

		As of September 30, 2020
			% of Total
Tenant		Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified leases		$96,393	58.3%	$15.02
Signed not yet opened ("SNO") diversified leases		63,858	38.6%	21.82
Sears/Kmart		5,219	3.1%	7.16
Total		$165,470	100.0%	$16.43

		As of September 30, 2019
			% of Total
Tenant		Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified leases		$85,459	43.9%	$13.60
SNO diversified leases		89,443	45.9%	19.73
Sears/Kmart		19,759	10.2%	3.06
Total		$194,661	100.0%	$11.27

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets (unaudited)

September 30, 2020

(in thousands, except share and per share amounts)

	September 30, 2020	December 31, 2019
ASSETS
Investment in real estate
Land	$601,882	$667,004
Buildings and improvements	1,172,848	1,112,653
Accumulated depreciation	(142,025)	(147,696)
	1,632,705	1,631,961
Construction in progress	363,317	338,672
Net investment in real estate	1,996,022	1,970,633
Real estate held for sale	8,190	5,275
Investment in unconsolidated entities	487,424	445,077
Cash and cash equivalents	118,227	139,260
Restricted cash	2,692	—
Tenant and other receivables, net	39,916	54,470
Lease intangible assets, net	20,756	68,153
Prepaid expenses, deferred expenses and other assets, net	69,788	67,744
Total assets	$2,743,015	$2,750,612

LIABILITIES AND EQUITY
Liabilities
Term Loan Facility, net	$1,598,804	$1,598,487
Sales-leaseback financing obligations	20,416	—
Accounts payable, accrued expenses and other liabilities	184,000	108,755
Total liabilities	1,803,220	1,707,242

Commitments and contingencies

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 38,644,689 and 36,897,364 shares issued and outstanding as of September 30, 2020 and December 31, 2019, respectively	386	369
Class B common shares $0.01 par value; 5,000,000 shares authorized; 0 and 1,242,536 shares issued and outstanding as of September 30, 2020 and December 31, 2019, respectively	—	12
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of September 30, 2020 and December 31, 2019; liquidation preference of $70,000	28	28
Additional paid-in capital	1,179,727	1,149,721
Accumulated deficit	(493,031)	(418,711)
Total shareholders' equity	687,110	731,419
Non-controlling interests	252,685	311,951
Total equity	939,795	1,043,370
Total liabilities and equity	$2,743,015	$2,750,612

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Statements of Operations (unaudited)

September 30, 2020

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
REVENUE
Rental income	$33,966	$46,833	$88,724	$129,108
Management and other fee income	(259)	795	119	2,891
Total revenue	33,707	47,628	88,843	131,999
EXPENSES
Property operating	11,154	11,462	30,152	31,001
Real estate taxes	9,487	9,164	28,096	29,515
Depreciation and amortization	23,647	21,593	81,446	68,003
General and administrative	11,203	8,130	29,267	26,186
Total expenses	55,491	50,349	168,961	154,705
(Loss) gain on sale of real estate, net	(14,706)	12,445	59,959	45,318
Impairment of real estate assets	(14,594)	—	(16,407)	—
Equity in loss of unconsolidated entities	(335)	(5,616)	(2,551)	(14,338)
Interest and other income	1,986	1,416	2,460	6,189
Interest expense	(22,742)	(22,046)	(66,400)	(67,641)
Loss before taxes	(72,175)	(16,522)	(103,057)	(53,178)
Provision for taxes	(226)	40	(215)	(83)
Net loss	(72,401)	(16,482)	(103,272)	(53,261)
Net loss attributable to non-controlling interests	22,348	5,604	32,627	18,513
Net loss attributable to Seritage	$(50,053)	$(10,878)	$(70,645)	$(34,748)
Preferred dividends	(1,225)	(1,225)	(3,675)	(3,675)
Net loss attributable to Seritage common shareholders	$(51,278)	$(12,103)	$(74,320)	$(38,423)

Net loss per share attributable to Seritage Class A and Class C common shareholders - Basic	$(1.33)	$(0.33)	$(1.95)	$(1.06)
Net loss per share attributable to Seritage Class A and Class C common shareholders - Diluted	$(1.33)	$(0.33)	$(1.95)	$(1.06)
Weighted average Class A and Class C common shares outstanding - Basic	38,645	36,829	38,172	36,268
Weighted average Class A and Class C common shares outstanding - Diluted	38,645	36,829	38,172	36,268

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

September 30, 2020

(in thousands, except per share amounts)

	As of	As of
Equity Market Capitalization	September 30, 2020	December 31, 2019
Class A common shares outstanding	38,645	36,897
OP units outstanding	17,255	18,905
Total shares & units outstanding	55,900	55,802
Share Price	$13.45	$40.08
Equity market capitalization	$751,855	$2,236,544

Total Market Capitalization
Equity market capitalization	$751,855	$2,236,544
Preferred equity	70,000	70,000
Total debt	1,600,000	1,600,000
Total market capitalization	$2,421,855	$3,906,544

Financial Ratios
Total debt to total market capitalization	66.1%	41.0%

Total debt	$1,600,000	$1,600,000
Cash and cash equivalents (including restricted cash)	(120,919)	(139,260)
Net Debt	$1,479,081	$1,460,740

Gross real estate investments	$2,210,888	$2,354,787
Investment in unconsolidated entities	487,424	445,077
Total real estate investments	$2,698,312	$2,799,864

Net debt to total real estate investments	54.8%	52.2%

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

September 30, 2020

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
NOI and Total NOI	2020	2019	2020	2019
Net loss	$(72,401)	$(16,482)	$(103,272)	$(53,261)
Termination fee income	(5,300)	(5,525)	(6,290)	(5,525)
Management and other fee income	259	(795)	(119)	(2,891)
Depreciation and amortization	23,647	21,593	81,446	68,003
General and administrative expenses	11,203	8,130	29,267	26,186
Equity in loss of unconsolidated entities	335	5,616	2,551	14,338
Loss (gain) on sale of real estate	14,706	(12,445)	(59,959)	(45,318)
Impairment of real estate assets	14,594	—	16,407	—
Interest and other income	(1,986)	(1,416)	(2,460)	(6,189)
Interest expense	22,742	22,046	66,400	67,641
Provision for income taxes	226	(40)	215	83
Straight-line rent	(1,774)	(6,661)	3,621	(15,625)
Above/below market rental income/expense	(1,541)	(135)	(1,677)	(382)
NOI	$4,710	$13,886	$26,130	$47,060
Unconsolidated entities
NOI (before adjustments)	1,481	1,086	4,297	8,245
Straight-line rent	(136)	(98)	(407)	(37)
Above/below market rental income/expense	(76)	(213)	(616)	(1,684)
Termination fee income	—	—	(293)	—
Total NOI	$5,979	$14,661	$29,111	$53,584

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

September 30, 2020

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
FFO and Company FFO	2020	2019	2020	2019
Net loss	$(72,401)	$(16,482)	$(103,272)	$(53,261)
Real estate depreciation and amortization (consolidated properties)	23,158	21,011	79,946	66,386
Real estate depreciation and amortization (unconsolidated entities)	1,270	6,752	5,711	22,134
Loss (gain) on sale of real estate	14,706	(12,445)	(59,959)	(45,318)
Impairment of real estate assets	14,594	—	16,407	—
Dividends on preferred shares	(1,225)	(1,225)	(3,675)	(3,675)
FFO attributable to common shareholders and unitholders	$(19,898)	$(2,389)	$(64,842)	$(13,734)
Termination fee income	(5,300)	(5,525)	(6,290)	(5,525)
Termination fee income (unconsolidated entities)	—	—	(293)	—
Amortization of deferred financing costs	105	106	316	329
Severance costs	—	—	425	—
Company FFO attributable to common shareholders and unitholders	$(25,093)	$(7,808)	$(70,684)	$(18,930)

FFO per diluted common share and unit	$(0.36)	$(0.04)	$(1.16)	$(0.25)
Company FFO per diluted common share and unit	$(0.45)	$(0.14)	$(1.27)	$(0.34)

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	38,645	36,829	38,172	36,268
Weighted average OP units outstanding	17,255	18,973	17,694	19,532
Weighted average common shares and units outstanding	55,900	55,802	55,866	55,800

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

September 30, 2020

(in thousands)

	As of	As of
Debt Summary	September 30, 2020	December 31, 2019
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$1,600,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Tenant and Other Receivables, Net
Straight-line receivables, net	$22,480	$35,021
Deferred rental income	9,469	—
Other receivables, net	7,314	14,653
Tenant receivables, net	653	4,796
Total rent and other receivable, net	$39,916	$54,470

Prepaid Expenses, Deferred Expenses and Other Assets
Deferred expenses	$24,669	$24,607
Right of use asset	19,128	18,521
Other assets	10,785	9,275
Prepaid insurance	7,265	4,386
Other prepaid expenses	5,024	4,133
FF&E	2,316	4,321
Prepaid real estate taxes	601	2,501
Total prepaid expenses, deferred expenses and other assets	$69,788	$67,744

Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable and accrued expenses	$58,668	$34,379
Accrued development expenditures	45,091	17,006
Accrued real estate taxes	27,259	12,979
Variable consideration payable	15,000	—
Environmental reserve	9,477	9,477
Lease liability	8,427	7,668
Below-market leases	5,537	10,648
Accrued interest	4,667	4,978
Unearned tenant reimbursements	3,641	1,575
Prepaid rental income	2,957	6,750
Deferred maintenance	1,722	1,722
Common and preferred dividends and OP Unit distributions payable	1,554	1,573
Total accounts payable, accrued expenses and other liabilities	$184,000	$108,755

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

September 30, 2020

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Rental Revenue Detail	2020	2019	2020	2019
Rental income	$22,201	$30,769	$63,775	$91,579
Tenant reimbursements	6,465	10,539	18,659	32,004
Termination income	5,300	5,525	6,290	5,525
Total	$33,966	$46,833	$88,724	$129,108

Select Non-Cash Items
Straight-line rental income
Wholly-owned	$1,774	$6,661	$(3,621)	$15,625
Unconsolidated entities	136	98	407	37
Total	$1,910	$6,759	$(3,214)	$15,662

Net amortization of above/below market rental income/expense
Wholly-owned	$1,541	$135	$1,677	$382
Unconsolidated entities	76	213	616	1,684
Total	$1,617	$348	$2,293	$2,066

Amortization of deferred financing costs	$(105)	$(106)	$(316)	$(329)
Share-based compensation expense	(626)	(1,353)	(3,179)	(4,234)

PROPERTY INFORMATION

Portfolio Overview

September 30, 2020

(in thousands, except PSF amounts)

The following table provides a summary of the Company’s portfolio as of September 30, 2020, including Unconsolidated Properties presented at the Company’s proportional share:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Properties	Total
Number of properties	166	29	195

Total GLA (000s)	25,725	4,708	30,433
At share	25,725	2,300	28,025

Leased GLA (000s)	9,111	1,989	11,100
At share	9,111	961	10,072

Percentage leased	35.5%	42.2%	36.5%
At share	35.4%	41.8%	35.9%

Property Type

As of September 30, 2020, the portfolio included 109 properties characterized as attached to regional malls and 86 characterized as shopping center or freestanding properties.  The following table provides a summary of the portfolio as of September 30, 2020, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of	Leased	Annual Base
Property Type (1)	Properties	GLA	Rent ("ABR")	ABR PSF	Leased
Mall	109	4,642	$94,546	$20.37	27.9%
Shopping Center	86	5,430	70,925	13.06	47.6%
Total	195	10,072	$165,470	$16.43	35.9%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio as of September 30, 2020, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of	Leased	% of Total	Annual Base	% of
Tenant	Leases	GLA	Leased GLA	Rent ("ABR")	Total ABR	ABR PSF
In-place diversified leases	278	6,416	63.7%	$96,393	58.3%	$15.02
SNO diversified leases	138	2,927	29.1%	63,858	38.6%	21.82
Total diversified leases	416	9,343	92.8%	160,251	96.9%	17.15
Sears or Kmart (1)	7	729	7.2%	5,219	3.1%	7.16
Total	423	10,072	100.0%	$165,470	100.0%	$16.43

(1)	Includes five properties subject to the Holdco Master Lease and two leases between the Company’s unconsolidated entities and Holdco.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2020

(in thousands)

Top Tenants

The following table lists the top tenants in the portfolio as of September 30, 2020, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of	Annual Base	% of
Tenant	Leases	Rent ("ABR")	Total ABR	Concepts/Brands
Dick's Sporting Goods	13	$12,319	7.4%
Dave & Buster's	12	9,975	6.0%
Round One Entertainment	9	7,925	4.8%
At Home	12	7,408	4.5%
Burlington Stores	12	6,450	3.9%
Ross Dress For Less	17	5,616	3.4%	Ross Dress for Less, dd's Discounts
Cinemark	4	4,899	3.0%
Nordstrom Rack	6	4,385	2.7%
AMC	3	4,202	2.5%
Sears/Kmart (1)	7	5,219	3.2%	Sears, Sears Auto Center, Kmart
Primark	3	3,002	1.8%
Bed Bath & Beyond	6	2,489	1.5%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, andThat!
BJ's Wholesale Club	2	2,422	1.5%
TJX	9	2,356	1.4%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Equinox Fitness	7	2,283	1.4%	Equinox, Blink Fitness
Pinstripes	2	2,035	1.2%
PetSmart	4	2,012	1.2%
Planet Fitness	8	2,011	1.2%
Vasa Fitness	3	1,862	1.1%
24 Hour Fitness	2	1,791	1.1%
Floor & Décor	2	1,691	1.0%

*	The Company has signed 10 leases with Industrious to occupy 330,000 SF under revenue-sharing agreements that are expected to place Industrious among the Company’s top tenants.
(1)	Number of leases reflects number of properties subject to the Holdco Master Lease and leases between the Company’s unconsolidated entities and Holdco.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2020

(in thousands, except PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio as of September 30, 2020, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

State	Number of Properties	Annual Rent	% of Total Annual Rent	Rent PSF
Florida	22	$30,666	18.5%	$24.11
California	37	27,075	16.4%	20.61
New York	10	10,525	6.4%	21.93
New Jersey	4	8,228	5.0%	22.79
Virginia	5	7,440	4.5%	21.14
Texas	13	7,128	4.3%	13.32
Illinois	7	6,990	4.2%	14.78
Puerto Rico	6	6,467	3.9%	8.98
Pennsylvania	5	5,061	3.1%	21.72
Massachusetts	3	4,764	2.9%	20.80
Total Top 10	112	$114,344	69.2%	$19.16
Other (1)	83	51,127	30.8%	12.46
Total	195	$165,471	100.0%	$16.43

(1)	Includes 35 states.

PROPERTY INFORMATION

Leasing Activity

September 30, 2020

(in thousands, except PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through September 30, 2020, including Unconsolidated Properties presented at the Company’s proportional share:

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Period	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Multiple
2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
2016	65	2,070	36,600	17.68	59	1,882	33,610	17.86	4.5	x
2017	94	2,606	44,717	17.16	86	2,476	43,299	17.49	4.0	x
2018	114	2,315	40,041	17.30	108	2,291	39,361	17.18	3.9	x
2019	106	2,287	46,541	20.35	96	2,150	44,640	20.76	3.9	x
2020	24	272	5,461	20.08	19	236	4,889	20.72	3.6	x
Total Retail	412	9,704	$178,010	$18.34	374	9,165	$169,619	$18.51	4.0	x
Other (1)	14	995	7,219
Total	426	10,699	$185,229

(1)	Excludes certain self storage, medical office, auto-related and ground leases.

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from June 30, 2020 to September 30, 2020, including Unconsolidated Properties presented at the Company’s proportional share:

	Number of		Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF
As of June 30, 2020	160	3,361	$71,692	$21.33
Opened	(10)	(128)	(2,393)	18.70
Sold / contributed / terminated	(18)	(357)	(6,344)	17.77
Signed	6	51	903	17.71
As of September 30, 2020	138	2,927	$63,858	$21.82

PROPERTY INFORMATION

Redevelopment Program

September 30, 2020

During the three months ended September 30, 2020, the Company continued work on components of certain suburban retail redevelopment projects, including those it had restarted during the three months ended June 30, 2020 and certain spaces that had been previously delivered to tenants.  This project activity represents a total investment of approximately $45.8 million, of which approximately $15.5 million was incurred during the three months ended September 30, 2020, and potential annual rental income of approximately $13.5 million, of which $1.3 million commenced during the three months ended September 30, 2020.  The balance of the rental income is expected to commence over the next 12 months, subject to tenant opening schedules.

The Company also continues to perform limited non-tenant construction activity at select properties, including its previously underway premier projects in Aventura (FL), Santa Monica (CA) and La Jolla (CA).  The Company continues to work with tenants to preserve signed leases and modify schedules for project completion and initial store openings in mid-to-late 2021.

Additionally, the Company continues to work with its development partners to obtain project financing and reassess construction schedules for two previously announced multifamily projects, in  Redmond (WA) and Dallas (TX), each of which represents the first phase of larger, mixed-use developments.  A third previously announced multifamily project in Chicago (IL) was sold during the three months ended September 30, 2020.

The remainder of the Company’s previously announced redevelopment projects remain on hold due to the COVID-19 pandemic and the direct impacts on the Company’s business.  The Company deems this approach to capital deployment prudent given the uncertainty regarding tenants’ ability to construct and open new stores and the feasibility of sustaining labor levels with safe working conditions, as well as the risk to future rent collections and asset sales, the latter of which has been a meaningful source of capital for the Company’s development program.

PROPERTY INFORMATION

Recapture and Termination Properties

September 30, 2020

(in thousands)

Recapture Properties

The Company exercised recapture rights with respect to 70 properties under the Original Master Lease prior to its rejection on March 12, 2019 and with respect to four properties under the Holdco Master Lease during the year ended December 31, 2019, three of which the Company had previously exercised certain recapture rights under the Original Master Lease.

The following table provides a summary of the Company’s recapture activity as of September 30, 2020:

(in thousands except property count)
Year	Square Feet	Total Number of Properties	100% Recaptures (1)	Partial Recaptures (2)
2019	629	4	3	1
2018	3,428	20	17	3
2017	3,302	27	16	11
2016	1,501	17	4	13
2015	372	3	3	—
Total	9,232	71	43	28

(1)	Includes properties for which the Company had converted partial recapture rights to 100% recapture rights.
(2)

Partial recaptures include the recapture of (i) up to approximately 50% of the space occupied by the tenant at all properties, (ii) automotive care centers which are free-standing or attached as “appendages” to the properties, and/or (iii) outparcels or outlots and certain portions of parking areas and common areas

Termination Properties

Sears Holdings exercised termination rights with respect to 87 properties under the Original Master Lease prior to its rejection on March 12, 2019 and Holdco exercised termination rights with respect to 29 properties under the Holdco Master Lease during the year ended December 31, 2019 and an additional 12 properties during the nine months ended September 30, 2020.

The following table provides a summary of Sears Holdings’ and Holdco’s termination activity as of September 30, 2020 (note that leases at an additional 31 properties totaling 4.3 million square feet were rejected in March 2019 as part of Sears Holdings’ bankruptcy filing):

(in thousands except property count)
Notice Date	Termination Date	Square Feet	Number of Properties	Redevelopments Announced	Properties Sold
June 2020	September 2020 (1)	1,800	12	2	—
November 2019	March 2020	4,332	29	7	1
August 2018	December 2018	1,605	13	6	3
June 2018	November 2018 (2)	1,218	9	6	1
April 2018	August 2018	1,494	9	4	1
June 2017	October 2017 (3)	3,812	20	8	4
January 2017	April 2017	1,872	19	7	8
September 2016	January 2017	1,727	17	8	6
Total		17,860	128	48	24

(1)	Properties terminated pursuant to the Amendment signed in June 2020.
(2)	Two properties were terminated in October 2018.
(3)	One property was terminated in November 2017 and one was terminated in January 2018.

PROPERTY INFORMATION

Unconsolidated Properties

September 30, 2020

Brookfield Retail Partners (formerly GGP, Inc.)

				Unconsolidated	Total
	Mall Name	City	State	Entity	GLA (1)	Leased (1)
1	Northridge Fashion Center	Northridge	CA	GGP II JV	125,200	94.8%
2	Altamonte Mall	Altamonte Springs	FL	GGP II JV	62,850	61.6%
3	Coastland Center	Naples	FL	GGP II JV	29,700	100.0%
4	Cumberland Mall	Atlanta	GA	GGP II JV	96,950	87.6%
5	Natick Collection (2)	Natick	MA	GGP I JV	95,350	46.4%
6	Willowbrook Mall	Wayne	NJ	GGP II JV	140,500	73.1%
7	Sooner Mall (2)	Norman	OK	GGP I JV	33,450	0.0%
8	Stonebriar Centre	Frisco	TX	GGP I JV	81,450	0.0%
9	Alderwood	Lynnwood	WA	GGP I JV	50,000	49.3%

(1)	Based on signed leases as of September 30, 2020; GLA presented at the Company's proportional share.
(2)	Property is subject to a lease or ground lease agreement.

Simon Property Group

				Unconsolidated	Total
	Mall Name	City	State	Entity	GLA (1)	Leased (1)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	0.0%
2	Briarwood	Ann Arbor	MI	Simon JV	85,300	0.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	0.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	0.0%
5	Barton Creek Square	Austin	TX	Simon JV	82,300	0.0%

(1)	Based on signed leases as of September 30, 2020; GLA presented at the Company's proportional share.

Macerich

				Unconsolidated	Total
	Mall Name	City	State	Entity	GLA (1)	Leased (1)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	69,750	53.0%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	62,500	0.0%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	0.0%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	74,250	54.2%
5	Danbury Fair	Danbury	CT	Macerich JV	89,250	100.0%
6	Deptford Mall	Deptford	NJ	Macerich JV	95,850	76.1%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	100.0%
8	Washington Square Mall	Portland	OR	Macerich JV	110,000	0.0%
9	South Plains Mall	Lubbock	TX	Macerich JV	75,300	0.0%

(1)	Based on signed leases as of September 30, 2020; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Unconsolidated Properties (cont’d)

September 30, 2020

Invesco Real Estate

				Unconsolidated	Total
	Property Address	City	State	Entity	GLA (1)	Leased (1)
1	302 Colorado Avenue	Santa Monica	CA	Mark 302 JV	51,500	0.0%
2	4575 La Jolla Village Drive	San Diego	CA	UTC JV	113,100	56.9%

(1)	Based on signed leases as of September 30, 2020; GLA presented at the Company's proportional share.

Other

				Unconsolidated	Total
	Property Address	City	State	Entity	GLA (1)	Leased (1)
1	1445 New Britain Avenue	West Hartford	CT	West Hartford JV	81,850	89.6%
2	126 Shawan Road	Cockeysville	MD	Cockeysville JV	80,100	61.4%
3	12625 North Interstate Highway 35	Austin	TX	Tech Ridge JV	—	—
4	20700 South Avalon Boulevard	Carson	CA	Carson Investment	36,440	60.2%

(1)	Based on signed leases as of September 30, 2020; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center		158,500	84.6%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding		88,600	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall		177,100	7.3%	15
4	6515 East Southern Avenue	Mesa	AZ	Mall		121,900	13.8%	11
5	10140 North 91st Avenue	Peoria	AZ	Shopping Center		104,400	100.0%	10
6	7611 West Thomas Road	Phoenix	AZ	Mall		144,200	0.0%	10
7	12025 North 32nd Street	Phoenix	AZ	Freestanding		151,200	100.0%	11
8	2250 El Mercado Loop	Sierra Vista	AZ	Mall		94,700	0.0%	7
9	5950 East Broadway Boulevard	Tucson	AZ	Mall		218,900	23.2%	20
10	3150 South 4th Avenue	Yuma	AZ	Shopping Center		90,400	0.0%	14
11	3625 East 18th Street	Antioch	CA	Shopping Center		95,200	0.0%	7
12	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	X	80,000	91.6%	8
13	565 Broadway	Chula Vista	CA	Mall		250,100	0.0%	16
14	5900 Sunrise Mall	Citrus Heights	CA	Mall		289,500	0.0%	22
15	575 Fletcher Parkway	El Cajon	CA	Mall		244,900	77.1%	22
16	3751 South Dogwood Road	El Centro	CA	Mall		139,700	0.0%	14
17	1420 Travis Boulevard	Fairfield	CA	Mall		146,500	19.2%	9
18	5901 Florin Road	Florin	CA	Shopping Center		329,700	17.3%	20
19	3636 North Blackstone Avenue	Fresno	CA	Shopping Center		216,600	20.0%	13
20	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center		94,800	0.0%	8
21	1011 West Olive Avenue	Merced	CA	Shopping Center		92,600	86.2%	10
22	5080 East Montclair Plaza Lane	Montclair	CA	Mall		174,700	0.0%	3
23	6000 Mowry Avenue	Newark	CA	Mall		145,800	24.7%	10
24	12121 Victory Boulevard	North Hollywood	CA	Shopping Center		161,900	46.3%	4
25	72880 Highway 111	Palm Desert	CA	Mall		136,500	21.1%	8
26	1855 Main Street	Ramona	CA	Shopping Center		107,500	13.7%	10
27	5261 Arlington Avenue	Riverside	CA	Freestanding		214,200	5.7%	19
28	3001 Iowa Avenue	Riverside	CA	Freestanding		132,600	28.7%	13
29	1191 Galleria Boulevard	Roseville	CA	Mall		125,800	87.0%	9
30	1700 North Main Street	Salinas	CA	Mall		132,900	24.2%	10
31	100 Inland Center	San Bernardino	CA	Mall		264,700	0.0%	22
32	1178 El Camino Real	San Bruno	CA	Mall		276,600	11.3%	13
33	2180 Tully Road	San Jose	CA	Mall		262,500	0.0%	22
34	200 Town Center East	Santa Maria	CA	Mall		108,600	0.0%	5
35	895 Faulkner Road	Santa Paula	CA	Freestanding		71,300	0.0%	10
36	40710 Winchester Road	Temecula	CA	Mall		120,100	49.2%	10

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

September 30, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
37	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center		161,400	100.0%	11
38	3295 East Main Street	Ventura	CA	Mall		178,600	0.0%	2
39	1209 Plaza Drive	West Covina	CA	Mall		142,000	0.0%	16
40	100 Westminster Mall	Westminster	CA	Mall		197,900	0.0%	14
41	10785 West Colfax Avenue	Lakewood	CO	Shopping Center		153,000	0.0%	8
42	1400 East 104th Avenue	Thornton	CO	Shopping Center		203,000	30.4%	25
43	850 Hartford Turnpike	Waterford	CT	Mall		149,200	0.0%	11
44	19563 Coastal Highway	Rehoboth Beach	DE	Freestanding		118,300	44.9%	13
45	5900 Glades Road	Boca Raton	FL	Mall		178,500	2.4%	19
46	7350 Manatee Avenue West	Bradenton	FL	Shopping Center		82,900	60.2%	9
47	27001 U.S. 19 North	Clearwater	FL	Mall		211,300	41.5%	14
48	1625 Northwest 107th Avenue	Doral	FL	Mall		212,900	0.0%	13
49	4125 Cleveland Avenue	Ft. Myers	FL	Mall		146,800	0.0%	12
50	1675 West 49th Street	Hialeah	FL	Mall		145,200	53.7%	8
51	1460 West 49th Street	Hialeah	FL	Freestanding		106,300	100.0%	9
52	2211 West Vine Street	Kissimmee	FL	Shopping Center		140,400	41.6%	14
53	3800 US Highway 98 North	Lakeland	FL	Mall		156,200	0.0%	12
54	19505 Biscayne Boulevard	Miami	FL	Mall		215,400	51.8%	12
55	20701 Southwest 112th Avenue	Miami	FL	Mall		170,100	0.0%	15
56	10700 Biscayne Boulevard	North Miami	FL	Freestanding		125,400	100.0%	11
57	3100 Southwest College Road	Ocala	FL	Mall		146,200	0.0%	12
58	3111 East Colonial Drive	Orlando	FL	Mall		118,400	94.1%	18
59	733 North Highway 231	Panama City	FL	Mall		139,300	0.0%	15
60	7171 North Davis Highway	Pensacola	FL	Shopping Center		106,100	100.0%	15
61	8000 West Broward Boulevard	Plantation	FL	Mall		184,400	73.8%	18
62	8201 South Tamiami Trail	Sarasota	FL	Mall		212,400	0.0%	15
63	4501 66th Street North	St. Petersburg	FL	Freestanding		113,800	86.8%	11
64	2300 Tyrone Boulevard North	St. Petersburg	FL	Mall		132,500	98.5%	14
65	7810 Abercorn Street	Savannah	GA	Mall		167,300	0.0%	15
66	500 North Nimitz Highway	Honolulu	HI	Freestanding		76,100	100.0%	4
67	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall		146,000	0.0%	12
68	1405 South Grand Avenue	Charles City	IA	Freestanding		96,600	0.0%	11
69	2307 Superior Street	Webster City	IA	Shopping Center		40,800	0.0%	4
70	460 North Milwaukee Street	Boise	ID	Mall		123,600	0.0%	8
71	5050 South Kedzie Avenue	Chicago	IL	Shopping Center		120,700	73.8%	9
72	3340 Mall Loop Drive	Joliet	IL	Mall		204,600	0.0%	17

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

September 30, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
73	2860 South Highland Avenue	Lombard	IL	Freestanding		139,300	100.0%	8
74	7503 West Cermak Road	North Riverside	IL	Mall		216,400	44.2%	13
75	2 Orland Square Drive	Orland Park	IL	Mall		140,000	32.8%	16
76	2500 Wabash Avenue	Springfield	IL	Shopping Center		119,500	86.2%	14
77	3231 Chicago Road	Steger	IL	Freestanding		87,400	0.0%	3
78	3101 Northview Drive	Elkhart	IN	Shopping Center		86,600	100.0%	8
79	4201 Coldwater Road	Ft. Wayne	IN	Mall		84,400	75.5%	15
80	101 West Lincoln Highway	Merrillville	IN	Shopping Center		170,900	87.1%	17
81	9701 Metcalf Avenue	Overland Park	KS	Shopping Center		215,000	0.0%	19
82	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center		85,100	75.9%	13
83	5101 Hinkleville Road	Paducah	KY	Mall		97,300	68.7%	9
84	5715 Johnston Street	Lafayette	LA	Mall		194,900	0.0%	16
85	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding		119,100	100.0%	12
86	200 Grossman Drive	Braintree	MA	Shopping Center		89,700	94.8%	34
87	1325 Broadway	Saugus	MA	Mall		210,700	47.5%	16
88	15700 Emerald Way	Bowie	MD	Shopping Center		123,000	12.2%	11
89	3207 Solomons Island Road	Edgewater	MD	Shopping Center		117,200	0.0%	14
90	417 Main Street	Madawaska	ME	Shopping Center		49,700	0.0%	2
91	2100 Southfield Road	Lincoln Park	MI	Shopping Center		301,700	22.8%	17
92	1560 US 31 South	Manistee	MI	Shopping Center		94,700	0.0%	12
93	32123 Gratiot Avenue	Roseville	MI	Mall		364,600	42.4%	21
94	2760 I-75 Business Spur	Sault Sainte Marie	MI	Freestanding		92,700	0.0%	11
95	300 West 14 Mile Road	Troy	MI	Mall		379,600	24.0%	30
96	3100 Washtenaw Road	Ypsilanti	MI	Freestanding		91,700	100.0%	12
97	14250 Buck Hill Road	Burnsville	MN	Mall		167,300	0.0%	15
98	3001 White Bear Avenue North	Maplewood	MN	Mall		175,000	0.0%	14
99	425 Rice Street	St. Paul	MN	Freestanding		217,900	0.0%	17
100	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center		124,000	7.5%	11
101	2304 Missouri Boulevard	Jefferson City	MO	Freestanding		97,700	100.0%	10
102	3700 South Campbell Avenue	Springfield	MO	Shopping Center		112,900	100.0%	8
103	2308 Highway 45 North	Columbus	MS	Shopping Center		166,700	27.2%	18
104	1 South Tunnel Road	Asheville	NC	Mall		110,600	0.0%	16
105	1302 Bridford Parkway	Greensboro	NC	Shopping Center		178,500	78.4%	16
106	4700 2nd Avenue	Kearney	NE	Freestanding		64,900	100.0%	8
107	1500 South Willow Street	Manchester	NH	Mall		106,600	75.4%	11
108	310 Daniel Webster Highway	Nashua	NH	Mall		167,100	0.0%	7

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

September 30, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
109	50 Fox Run Road	Portsmouth	NH	Mall		127,100	0.0%	13
110	77 Rockingham Park Boulevard	Salem	NH	Mall		251,600	48.9%	14
111	1640 Route 22	Watchung	NJ	Freestanding		116,400	99.3%	19
112	10405 South Eastern Avenue	Henderson	NV	Shopping Center		133,400	96.3%	12
113	4000 Meadows Lane	Las Vegas	NV	Mall		130,300	32.6%	11
114	5400 Meadowood Mall Circle	Reno	NV	Mall		162,700	25.4%	3
115	1425 Central Avenue	Albany	NY	Mall		277,900	27.6%	21
116	4155 State Route 31	Clay	NY	Mall		146,500	0.0%	12
117	4000 Jericho Turnpike	East Northport	NY	Shopping Center		179,700	51.9%	18
118	195 North Broadway	Hicksville	NY	Freestanding		284,900	33.9%	30
119	2801 West State Street	Olean	NY	Freestanding		120,700	45.9%	13
120	317 Greece Ridge Center Drive	Rochester	NY	Mall		128,500	0.0%	15
121	171 Delaware Avenue	Sidney	NY	Shopping Center		94,400	0.0%	19
122	200 Eastview Mall	Victor	NY	Mall		119,600	100.0%	14
123	600 Lee Boulevard	Yorktown Heights	NY	Mall		160,000	24.1%	12
124	4100 Belden Village Avenue Northwest	Canton	OH	Mall		190,600	61.0%	19
125	2700 Miamisburg Centerville Road	Dayton	OH	Mall		180,200	7.4%	16
126	1005 East Columbus Street	Kenton	OH	Freestanding		96,100	0.0%	11
127	7875 Johnnycake Ridge Road	Mentor	OH	Mall		219,100	0.0%	20
128	6950 West 130th Street	Middleburg Heights	OH	Shopping Center		359,000	10.0%	15
129	3408 West Central Avenue	Toledo	OH	Shopping Center		218,700	0.0%	11
130	4400 South Western Avenue	Oklahoma City	OK	Freestanding		223,600	22.5%	24
131	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall		144,300	31.2%	12
132	3975 Columbia Avenue	Columbia	PA	Shopping Center		86,700	0.0%	8
133	160 North Gulph Road (4)	King Of Prussia	PA	Mall		210,800	82.8%	14
134	1745 Quentin Road	Lebanon	PA	Shopping Center		117,200	0.0%	15
135	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center		86,300	67.7%	10
136	400 North Best Avenue	Walnutport	PA	Freestanding		121,200	0.0%	16
137	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	X	114,600	100.0%	10
138	400 Calle Betances	Caguas	PR	Mall	X	138,700	100.0%	8
139	Plaza Carolina Station	Carolina	PR	Mall	X	198,000	100.0%	11
140	Martinez Nadal Avenue	Guaynabo	PR	Shopping Center		225,600	66.6%	18
141	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	X	118,200	100.0%	13
142	2643 Ponce Bypass	Ponce	PR	Shopping Center		126,900	0.0%	9
143	650 Bald Hill Road	Warwick	RI	Shopping Center		131,500	93.6%	20
144	3801B Clemson Boulevard	Anderson	SC	Shopping Center		117,100	100.0%	12

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

September 30, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
145	7801 Rivers Avenue	Charleston	SC	Mall		106,400	49.7%	14
146	2800 North Germantown Parkway	Cordova	TN	Mall		160,900	0.0%	12
147	4570 Poplar Avenue	Memphis	TN	Freestanding		112,700	89.8%	11
148	12625 North Interstate Highway 35	Austin	TX	Shopping Center		52,700	85.4%	25
149	9484 Dyer Street	El Paso	TX	Freestanding		114,200	60.2%	11
150	300 Baybrook Mall	Friendswood	TX	Mall		166,000	0.0%	13
151	12605 North Gessner Road	Houston	TX	Freestanding		134,000	100.0%	11
152	6301 Northwest Loop 410	Ingram	TX	Mall		168,400	0.0%	12
153	2501 Irving Mall	Irving	TX	Mall		92,000	83.5%	18
154	201 Central Park Mall	San Antonio	TX	Freestanding		164,200	96.1%	15
155	4000 North Shepherd	Shepherd	TX	Freestanding		201,700	0.0%	12
156	13131 Preston Road	Valley View	TX	Mall		235,000	22.4%	23
157	2010 North Main Street	Layton	UT	Shopping Center		86,600	69.1%	14
158	7453 South Plaza Center Drive	West Jordan	UT	Shopping Center		171,000	100.0%	12
159	5901 Duke Street	Alexandria	VA	Mall		262,100	0.0%	18
160	1401 Greenbrier Parkway	Chesapeake	VA	Mall		169,700	0.0%	15
161	12000 Fair Oaks Mall	Fairfax	VA	Mall		211,000	85.0%	15
162	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall		197,300	56.0%	14
163	141 West Lee Highway	Warrenton	VA	Shopping Center		75,500	82.4%	9
164	2200 148th Avenue Northeast	Redmond	WA	Shopping Center		230,700	0.0%	15
165	5200 South 76th Street	Greendale	WI	Mall		187,500	71.3%	21
166	53 West Towne Mall	Madison	WI	Mall		118,400	100.0%	18
	Total - Wholly-Owned Properties					25,725,300	35.4%	2,233

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)	Denotes property subject to the Holdco Master Lease.
(3)	Based on signed leases as of September 30, 2020.
(4)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in this Supplemental Information package.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with NAREIT which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, amortization of deferred financing costs and certain up-front-hiring costs, that it does not believe are representative of ongoing operating results.

DISCLOSURES

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: our historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; the litigation filed against us and other defendants in the Sears Holdings adversarial proceeding pending in bankruptcy court; Holdco’s termination and other rights under its master lease with us; competition in the real estate and retail industries; risks relating to our recapture and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; failure to achieve expected occupancy and/or rent levels within the projected time frame or at all; the impact of ongoing negative operating cash flow on our ability to fund operations and ongoing development; our ability to access or obtain sufficient sources of financing to fund our liquidity needs; our relatively limited history as an operating company; and the impact of the COVID-19 pandemic on the business of our tenants and our business, income, cash flow, results of operations, financial condition, liquidity, prospects, ability to service our debt obligations and our ability to pay dividends and other distributions to our shareholders.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in our filings with the Securities and Exchange Commission, including the risk factors relating to Sears Holdings and Holdco.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com